Rule 497(d)


               GNMA Reinvestment Income Trust, Series 74 and Series 75
                  Supplement to the Prospectus dated March 16, 1999

     Notwithstanding anything to the contrary in the Prospectus, any reference to Unit holders being able to automatically reinvest distributions of interest income or principal, or both, on their Units into shares of Oppenheimer Government Securities Fund, as described in "How Can Distributions to Unit Holders be Reinvested?", shall be deleted. Unit holders can choose to automatically reinvest distributions of interest income or principal, or both, on their Units into shares of any open-end fund offered by OppenheimerFunds. Several OppenheimerFunds, including Oppenheimer U.S. Government Trust and Oppenheimer Limited-Term Government Fund, have similar objectives as the Trusts. You should read the prospectus for the OppenheimerFund in which you are interested before making a decision to reinvest your interest income or principal payments. The objectives and policies of each OppenheimerFund are presented in more detail in the prospectus pertaining to such Fund.

     July 6, 1999